Investments	6 Months Ended
Jun. 30, 2023
Investments
Investments

15.Investments

	30 June	31 December	1 January
US$ thousand	2023	2022	2022
Marketable securities held in trust account	—	268,909	265,156
	—	268,909	265,156

15.Investments (continued)

Marketable securities represent the net proceeds from the Company’s initial public offering (“IPO”) held prior to initial Business Combination. These funds were held in a trust account and were invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under the Investment Company Act. Upon completion of the initial Business Combination, these funds were released to the public shareholders of Class A ordinary shares who elected to redeem their Class A ordinary shares, subject to certain limitations.